Exhibit 99.1

IMMEDIATE RELEASE CONTACT: Jill Nagel, Senior Communications Manager
jnagel@spplus.com | 312-274-2102

SP Plus Corporation Announces 2023 Leadership Changes To Accelerate Future Growth

CHICAGO, Illinois – November 15, 2022 – SP Plus Corporation (Nasdaq:SP), a leading provider of technology-driven mobility solutions for aviation, commercial, hospitality and institutional clients throughout North America and Europe, today announced several leadership changes intended to best position the Company to benefit from the growth opportunities on the horizon. These changes, which will take effect on January 1, 2023, are in line with the Company’s strategy to accelerate its growth by leveraging its robust parking and transportation operations, expanding its software and technology services, and building its global footprint.

Marc Baumann, Chairman and Chief Executive Officer, stated, “As part of our succession planning process, we have given careful consideration on how to best structure and organize SP+ for the future as we drive the digital transformation of our industry and strengthen our role in the development of smart cities. We are confident that these leadership changes will provide the Company with outstanding leadership across the breadth of our service offerings well into the future.”

Commercial Division

Chris Sherman will become President of the Commercial Division. Mr. Sherman joined the Company as an Operations Manager in 2001 and rose steadily through the ranks to become Senior Vice President of East Operations. Most recently, he was appointed Chief Strategy Officer for the Commercial Division. In this role, he has been instrumental in developing the Division’s growth strategy and helping the Company optimize delivery of technology products and mobility services, including the Sphere® brand. Going forward, the leadership of the Company’s Commercial Division will report to Mr. Sherman.

Mr. Baumann noted, “Throughout his tenure at SP+, Chris has successfully applied strong strategic and tactical skills across several geographic operating divisions. In his current position as Chief Strategy Officer for the Commercial Division, he has played a key role in developing and activating our Sphere-centric technology strategy to propel the Division’s growth.”

In his new role, Mr. Sherman will continue to lead strategic planning for the Commercial Division while day-to-day operations will continue to be led by Jim Buczek, Chief Operations Officer of the Commercial Division, who will report to Mr. Sherman.

Rob Toy will assume the role of Executive Advisor to the Commercial Division. Mr. Toy joined the Company in 1998 and has served in various leadership positions. In 2016, he was appointed to his current role as President of the Commercial Division, a position that consolidated all of the Company’s commercial operations under a single leader. During his tenure, Mr. Toy led the Commercial Division to record results.

Aviation Division

Ritu Vig will become President of the Aviation Division. Ms. Vig joined SP+ in 2018 as Senior Vice President and Deputy General Counsel, and was promoted in 2019 to Chief Legal Officer and Corporate Secretary. In 2022, she assumed leadership for the Company’s transformation priorities and acquisition strategy in addition to leading the Company’s diversity, equity and inclusion initiatives. Prior to joining SP+, Ms. Vig acquired extensive experience across a broad array of business areas in various roles at R.R. Donnelley & Sons Company and the Wm. Wrigley Jr. Company.

Mr. Baumann stated, “On the aviation side of our business, we are bringing together our Airport and Bags leaders under a single Aviation Division executive with the purpose of more fully realizing our potential through aligned strategic planning and execution. Since joining SP+ in 2018, Ritu has demonstrated strong business acumen, crisp strategic thinking, and keen leadership and team-building skills, all of which make her a perfect fit to help us achieve those goals as President of the Aviation Division.”

In her new role, Ms. Vig will oversee a talented group of senior leaders, including Bob Miles, Bob Reiser and Jason Finch. Mr. Reiser and Mr. Finch, who have been serving as Senior Vice Presidents of Airports East and West, respectively, will assume leadership of those areas as the President of Airports (East) and President of Airports (West), respectively. Bob Miles will continue in his role as President of Bags®.

Jack Ricchiuto will assume the role of Executive Advisor to the Aviation Division. Mr. Ricchiuto joined the Company in 1980 and served in several leadership roles. He has led the Company’s Airport Division since 2003. During his tenure, the Airport Division has grown to be the industry leader.

Legal and Corporate Governance

Wenyu Blanchard will become the Chief Legal Officer and Corporate Secretary. Ms. Blanchard joined SP+ as Vice President, Associate General Counsel in 2021, and currently oversees the legal activities for the Company’s Commercial and Aviation Divisions and the Growth and Revenue and Information Technology groups. She brings more than twenty years of experience in numerous areas, including complex commercial transactions, corporate governance, intellectual property, privacy, ethics and compliance.

“Wenyu’s exceptional legal skills, diverse experience and proven success creating high-performing teams will be a tremendous asset as we drive growth at SP+. I am pleased to welcome her to the executive leadership team,” said Mr. Baumann.

In conclusion, Mr. Baumann stated, “We are confident that the changes we have announced today will serve the Company well. At the same time, we are very fortunate that Rob Toy and Jack Ricchiuto will remain with the Company in roles that will enable them to continue mentoring our talented team members. For that, I want to express my personal gratitude.”

About SP+

SP+ facilitates the efficient movement of people, vehicles and personal belongings with the goal of enhancing the consumer experience while improving bottom line results for our clients. The Company provides professional parking management, ground transportation, remote baggage check-in and handling, facility maintenance, security, event logistics, and other technology-driven mobility solutions to aviation, commercial, hospitality, healthcare and government clients across North America and Europe. For more information visit www.spplus.com.

You should not construe the information on those websites to be a part of this release. SP Plus Corporation’s annual reports filed on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K are available on the Internet at www.sec.gov and can also be accessed through the Investor Relations section of the SP Plus website.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding expectations, beliefs, plans, intentions and strategies of the Company. The Company has tried to identify these statements by using words such as “expect”, “anticipate”, “believe”, “confident”, “could”, “should”, “estimate”, “intend”, “may”, “plan”, “guidance”, “will”, and similar terms and phrases, but such words, terms and phrases are not the exclusive means of identifying such statements. These forward-looking statements are made based on management's expectations and beliefs concerning future events affecting the Company and are subject to uncertainties and factors relating to operations and the business environment. Actual results, performance and achievements could differ materially from those expressed in, or implied by, these forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, the following: the Company’s ability to successfully effect these leadership changes and transitions; the impact of the COVID-19 pandemic or other contagious illnesses on global economic conditions, on the aviation, commercial, hospitality and institutional industries in general and on the financial position and operating results of our company in particular; intense competition; changing consumer preferences and legislation; ability to preserve client relationships; the Company's ability to successfully effect its strategic growth plan; difficulty obtaining insurance coverage or obtaining insurance coverage at a reasonable cost; volatility associated with high deductible and high retention insurance programs; risk that insurance reserves are inadequate; losses not covered by insurance; risk management and safety programs do not have the intended effect; risks relating to the Company's acquisition strategy; risks associated with management type contracts and lease type contracts; deterioration in general economic and business conditions, including inflation or rising interest rates, or changes in demographic trends; information technology disruption, cyber-attacks, cyber-terrorism and security breaches; labor disputes; catastrophic events such as natural disasters, pandemic outbreaks and military or terrorist attacks could disrupt business; seasonal fluctuations and the impact of weather-related trends; risk that state and municipal government clients sell or enter into long-term lease type contracts with the Company's competitors or clients for parking-related assets; risks associated with joint ventures; adverse litigation judgments or settlements; risks associated with operating in a highly regulated environment and the impact of public and private regulations or governmental orders; the impact of Federal health care reform; adverse changes in tax laws or rulings; risks due to the Company's substantial indebtedness, including failure to comply with credit facility covenants or meet payment obligations which may accelerate repayment of the Company's indebtedness; lack of availability of adequate capital, financing, or revenues to grow the Company's business or satisfy liquidity needs; goodwill impairment charges or impairment of long-lived assets; the effectiveness of the actions we have taken to address our liquidity needs and reduce costs; financial difficulties or bankruptcy of major clients; the Company’s ability to obtain performance bonds; failure to attract and retain senior management and other qualified personnel; actions of activist investors; and the long-term impact of climate change on our business.

For a detailed discussion of factors that could affect the Company's future operating results, please see the Company's filings with the Securities and Exchange Commission, including the disclosures under "Risk Factors" in those filings. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason.

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